UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934



       Date of Report (Date of earliest event reported): November 14, 2006


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-22916                                            04-2601571
(Commission File Number)                    (I.R.S. Employer Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts            01960
 (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.  Results of Operations and Financial Condition

The registrant is providing the following information pursuant to Item 2.02. The information being provided consists of the attached press release relating to the registrants results of operations and financial condition for the quarter ended September 30, 2006. The text of the press release is included as Exhibit
99.1 to this report.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the registrant's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Registrant expressly states in such filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01   Financial Statements and Exhibits

            (d) The following exhibit is being furnished herewith:

Exhibit No.  Exhibit Description

     99.1   Press release text of PHC, Inc. dated November 14, 2006.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PHC, INC.


Date:  November 14, 2006                      By:  /s/ Bruce A. Shear
                                                   __________________
                                                       Bruce A. Shear
                                                       President